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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K/A
                               (AMENDMENT NO. 1)

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  May 15, 1996

                        Banc One Credit Card Master Trust
             (Exact name of registrant as specified in its charter)

                                    New York
                 (State or other jurisdiction of incorporation)

          0-25636                                   31-4148768
   (Commission File Number)              (IRS Employer Identification Number)

      c/o Bank One, Columbus, N.A., as Administrator, 800 Brooksedge Blvd.,
                    Attn: Gary Unser, Westerville, Ohio 43081
               (Address of Principal Executive Offices) (Zip Code)

               Registrant's telephone number, including area code:
                                 (614) 248-3465
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This Amendment No. 1 to Form 8-K is being filed solely for the purpose of submitting an electronic format copy of each of Exhibits 99.1 and 99.2 to this Form 8-K, which were filed in paper format on May 31, 1996 pursuant to a Rule 201 temporary hardship exemption. Item 7 of Form 8-K is hereby amended in its entirety to be and read as follows:

ITEM 7.  EXHIBITS

See page 4 for Exhibit Index.


                                  SIGNATURE

Pursuant to the requirements of the Security Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: June 6, 1996                           BANC ONE CREDIT CARD MASTER TRUST

                                             By /s/ Gary M. Unser
                                                ------------------------------
                                             Name: Gary M. Unser
                                             Title: Officer, Bank One, Columbus,
                                                    N.A.


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EXHIBIT INDEX

Exhibit      Description
- -------      -----------
99.1         The Monthly Statements and other information reflecting the Trust's
             Activities for the Monthly Period ending April 30, 1996.   . . . . . . . . . . . . . . .    CE

99.2         Monthly Servicer's Certificates  . . . . . . . . . . . . . . . . . . . . . . . . . . . .    CE